Exhibit 99.2
SETTLEMENT AGREEMENT
     This agreement is made as of December 21, 2007, by and between CA, Inc., f/k/a Computer Associates International, Inc. (“CA”) on the one hand, and The Bank of New York (“BNY”), solely in its capacity as Indenture Trustee on behalf of all Holders of 5.625% Senior Notes Due 2014 of CA, Inc. (the “Notes”), Linden Capital L.P. (together with Linden Advisors LP, “Linden”); and Swiss Re Financial Products Corporation (“SRFP”) on the other hand (the “Agreement”).
     WHEREAS, CA issued $500 million in principal amount of 5.625% Senior Notes Due 2014 of CA, Inc. on November 18, 2004, pursuant to an Indenture agreement between CA and BNY (the “Indenture”), attached hereto as Exhibit A;
     WHEREAS, CA and the initial purchasers of the Notes entered into a second agreement, dated November 18, 2004 (the “Registration Rights Agreement”), attached hereto as Exhibit B;
     WHEREAS, CA ceased paying “Additional Interest,” as that term is defined in the Registration Rights Agreement, on the Notes beginning November 18, 2006;
     WHEREAS, Linden and SRFP, which together held more than 25% in principal amount of the Notes on March 16, 2007, served a document entitled “Demand to Accelerate Notes” on March 16, 2007 seeking to accelerate the Notes as a result of CA’s cessation of Additional Interest payments;
     WHEREAS, BNY filed a complaint dated May 23, 2007, captioned The Bank of New York v. CA, Inc., Index No. 07/601738, in New York Supreme Court (the “Litigation”), seeking to enforce the Demand to Accelerate Notes;
     WHEREAS, Linden and SRFP, as holders of a majority of the Notes, have directed BNY’s actions in the Litigation pursuant to Section 6.5 of the Indenture, as set forth in the instruction to BNY dated as of April 27, 2007 (the “Instruction”), and acknowledge that they direct BNY to execute this Agreement pursuant to the Instruction;
     WHEREAS, CA denies that it has breached any obligation to holders of the Notes, and CA denies that the Demand to Accelerate Notes has any legal effect;
     WHEREAS, BNY, Linden and SRFP, for purposes of this Agreement, stipulate and agree that there have been no Registration Defaults under the Registration Rights Agreement described below and no Events of Default related thereto under the Indenture and therefore the Demand to Accelerate Notes has no legal effect;
     WHEREAS, CA and BNY have independently determined that it is in the interest of both CA and all holders of the Notes to resolve the Litigation and to release CA from all claims relating to its failure to pay Additional Interest between November 18, 2006 and November 30, 2007;

     WHEREAS, Linden and SRFP approve and ratify BNY’s decision to resolve the Litigation in accordance with this Agreement; and
     WHEREAS, the parties hereto are simultaneously executing an amendment to the Registration Rights Agreement pursuant to Section 9(a) of the Registration Rights Agreement and an amendment to the Indenture pursuant to Section 9.2 of the Indenture;
     In consideration of the mutual agreements stated herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, CA, BNY, Linden, and SRFP agree as follows:
     1. Representations and Warranties
     (a) By CA. CA represents and warrants that the person signing this Agreement on behalf of CA has full authority to execute such Agreement on behalf of CA;
     (b) By BNY. BNY represents and warrants that the person signing this Agreement on behalf of BNY has full authority to execute such Agreement on behalf of BNY and all holders of the Notes;
     (c) By Linden. Linden represents and warrants that: (i) the person signing this Agreement on behalf of Linden has full authority to execute such Agreement on behalf of Linden, (ii) that Linden beneficially owns $121,000,000 in principal amount of the Notes as of the date of this Agreement, and (iii) that Linden has full authority to provide consent or otherwise vote on behalf of all such Notes beneficially owned by Linden; and
     (d) By SRFP. SRFP represents and warrants that: (i) the person signing this Agreement on behalf of SRFP has full authority to execute such Agreement on behalf of SRFP, (ii) that SRFP beneficially owns $149,000,000 in principal amount of the Notes as of the date of this Agreement, and (iii) that SRFP has full authority to provide consent or otherwise vote on behalf of all such Notes beneficially owned by SRFP.
     2. Dismissal of the Litigation with Prejudice — Simultaneously with the signing of this Agreement, BNY and CA will enter into a Stipulation of Dismissal with Prejudice (“the Stipulation”) in the form annexed hereto as Exhibit C, providing for the dismissal of the Litigation. CA will file this Stipulation with the Court within seven business days after the execution of this Agreement.
     3. Notice of Settlement to Note Holders — BNY will provide notice of this Agreement and the Stipulation to all holders of the Notes within five business days after the execution of this Agreement.
     4. Attorneys’ Fees and Costs — CA, Linden, and SRFP agree that each party shall bear its own attorneys’ fees and costs related in any way to the Litigation. CA further agrees that it shall pay BNY’s actual and documented attorneys’ fees and costs incurred in connection with the Litigation, up to a maximum of $90,000, and BNY agrees that this payment (not to exceed $90,000) shall fully satisfy CA’s obligations under Section 7.7 of the Indenture in connection with the Litigation. CA shall pay such fees and costs to BNY, not to exceed $90,000, on the date hereof.
     5. Amendment of Registration Rights Agreement — Section 9(a) of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended with respect to the Notes by CA and Holders (as defined in the Registration Rights Agreement) of a majority in principal amount of the Notes, with notice to BNY. CA, on the one hand, and Linden and SRFP, as Holders (as defined in the Registration Rights Agreement) of a majority in principal amount of the Notes, on the other hand, hereby agree to execute, on the date hereof, an Addendum to the Registration Rights Agreement as to the Notes (this Agreement constituting notice to BNY of such Addendum), which Addendum shall amend the Registration Rights Agreement by adding a new Section 10 to the Registration Rights Agreement substantially as follows:
     10. Amendment of Registration Rights Agreement as to the 5.625% Senior Notes due 2014 (the “2014 Notes”).
     (a) As of November 30, 2007, CA is released from any and all future obligations under this Registration Rights Agreement whatsoever with respect to the 2014 Notes, including, but not limited to, CA’s obligations under Section 1 hereof to exchange the 2014 Notes for registered securities, CA’s obligations under Section 2 hereof to register the 2014 Notes, and any obligation under Section 6 for CA to pay Additional Interest on the 2014 Notes on the terms set forth in such Section 6.
     (b) All defaults or breaches of the Registration Rights Agreement by CA in existence prior to or as of November 30, 2007 with respect to (a) any Registration Defaults as to the 2014 Notes or (b) any failures to pay Additional Interest on the 2014 Notes at any time, are waived as of November 30, 2007 by a majority of the Holders of the 2014 Notes as of November 30, 2007.
     (c) To the extent any provision of the Registration Rights Agreement conflicts with this Section 10, the provisions in this Section 10 control.
     6. Supplemental Indenture — Section 9.2 of the Indenture provides that the Indenture may be amended with respect to the Notes by CA and BNY with the written consent of Holders of at least a majority in principal amount of the Notes. CA and BNY, with the consent of Linden and SRFP, as Holders of a majority in principal amount of the Notes, each agrees that it will, on the date hereof, execute and deliver a supplemental Indenture with respect to the Notes (the “Supplemental Indenture”), which Supplemental Indenture shall substantially (a) state that CA agrees to pay “supplemental interest” on the 5.625% Senior Notes due 2014 over and above the 5.625% interest rate set forth in the title of such notes at a rate of 0.50% per annum, thereby bringing the total interest rate on such notes to 6.125% per annum, from and including December 1, 2007 so long as such 2014 Notes are outstanding, such supplemental interest to be paid in accordance with the terms of the Indenture; and (b) delete all references to the 5.625% Senior Notes due 2014 and in lieu thereof, insert “6.125% Senior Notes due 2014”.

     7. Events of Default — CA, BNY, Linden and SRFP stipulate and agree, for purposes of this Agreement and any officer’s certifications or opinions of counsel issued in connection with the Supplemental Indenture, that there have been no Registration Defaults under the Registration Rights Agreement and no Events of Default related thereto under the Indenture, and that any notices alleging any such defaults are of no legal effect.
     8. Demand to Accelerate Notes — CA, BNY, Linden and SRFP stipulate and agree, for purposes of this Agreement and any officer’s certifications or opinions of counsel issued in connection with the Supplemental Indenture, the March 16, 2007 Demand to Accelerate Notes, and all consequences of such Demand to Accelerate Notes, are of no legal effect.
     9. Covenant Not to Sue — Linden and SRFP severally agree that, with respect to the Notes and CA’s 4.750% Senior Notes Due 2009 (the “4.750% Senior Notes”), neither shall, directly or indirectly, sue CA, sign or join any Notice of Default or Demand to Accelerate Notes, or solicit, direct, encourage, advise, or suggest that others (including, but not limited to, BNY) sue CA or provide any notice of default or acceleration, due to any alleged underpayment of Additional Interest or Registration Defaults (as those terms are defined in the Registration Rights Agreement). Nothing set forth herein shall affect the rights of any holder of the 4.750% Senior Notes other than Linden and SRFP.
     10. Releases —
     (a) By CA. Upon the approval of the Stipulation by the Supreme Court of New York, CA, on its own behalf and on behalf of any and all corporations, partnerships, and/or entities owned, operated, or managed by CA, and any and all affiliates of any such entities, including without limitation present and former subsidiaries, present and former controlled companies (collectively, the “CA Releasors”), release, remise, and forever discharge BNY, Linden, SRFP, and all of their present and former parents, affiliates, subsidiaries, officers, directors, employees, representatives and agents, and the successors, assigns, heirs, and legal representatives of any of them (collectively, the “CA Releasees”), from all manner of actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, guarantees, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, of whatever kind or nature, whether known or unknown, or suspected or unsuspected, direct or by assignment, in law or in equity (collectively “Claims”) in existence before or as of November 30, 2007, arising out of, based on or related to the Litigation, but excluding any obligations of the CA Releasees expressly stated in this Agreement.
     (b) By BNY. Upon the approval of the Stipulation by the Supreme Court of New York, BNY, on its own behalf and on behalf of all holders of the Notes (collectively, the “BNY Releasors”), release, remise, and forever discharge CA and all of its present and former parents, affiliates, subsidiaries, officers, directors, employees, representatives and agents, and the successors, assigns, heirs and legal representatives of any of them, partnerships, and/or corporate entities partially or wholly owned, operated, or managed by them (collectively, the “BNY Releasees”), from all manner of Claims in existence before or as of November 30, 2007, arising out of, based on or related to the Litigation, but excluding any obligations of the BNY Releasees expressly stated in this Agreement.
     (c) By Linden. Upon the approval of the Stipulation by the Supreme Court of New York, Linden, on its own behalf and on behalf of any and all corporations, partnerships, and/or entities owned, operated, or managed by Linden and any and all affiliates of any such entities, including without limitation present and former subsidiaries, present and former controlled companies (collectively, the “Linden Releasors”), release, remise, and forever discharge CA and all of its present and former parents, affiliates, subsidiaries, officers, directors, employees, representatives and agents, and the successors, assigns, heirs and legal representatives of any of them, partnerships, and/or corporate entities partially or wholly owned, operated, or managed by them (collectively, the “Linden Releasees”), from all manner of Claims in existence before or as of November 30, 2007, arising out of, based on or related to the Litigation, but excluding any obligations of the Linden Releasees expressly stated in this Agreement.
     (d) By SRFP. Upon the approval of the Stipulation by the Supreme Court of New York, SRFP, on its own behalf and on behalf of any and all corporations, partnerships, and/or entities owned, operated, or managed by SRFP and any and all affiliates of any such entities, including without limitation present and former subsidiaries, present and former controlled companies (collectively, the “SRFP Releasors”), release, remise, and forever discharge CA and all of its present and former parents, affiliates, subsidiaries, officers, directors, employees, representatives and agents, and the successors, assigns, heirs and legal representatives of any of them, partnerships, and/or corporate entities partially or wholly owned, operated, or managed by them (collectively, the “SRFP Releasees”), from all manner of Claims in existence before or as of November 30, 2007, arising out of, based on or related to the Litigation, but excluding any obligations of the SRFP Releasees expressly stated in this Agreement.
     11. Miscellaneous —
     (a) Binding Effect. This Agreement shall inure to the benefit of, and shall be binding upon, BNY, CA, Linden, and SRFP; the successors, assigns, heirs and legal representatives of BNY, CA, Linden, and SRFP; and all present and future holders of the Notes.
     (b) Entire Understanding. This Agreement, the Supplemental Indenture, and the Addendum to the Registration Rights Agreement constitute the entire agreement among BNY, CA, Linden, and SRFP relating to the settlement of the Litigation, and represent the final and complete expression of their intent. No prior or contemporaneous negotiations, promises, agreements, covenants, or representations of any kind or nature (whether made orally or in writing) relating to the subject matter hereof or thereof, which are not expressly contained herein or therein have been made by or are being relied upon by the parties or any of them. In the event of any subsequent litigation, controversy, or dispute concerning the terms and provisions of this Agreement, the Supplemental Indenture or the Registration Rights Agreement (as amended), no party shall or will be permitted to offer or introduce oral or extrinsic evidence concerning alleged terms or conditions hereof that are not expressly included or referred to in this Agreement, the Supplemental Indenture or the Registration Rights Agreement (as amended), as applicable.
     (c) No Modification. This Agreement only can be changed, modified or discharged if consented to in a writing executed by the parties hereto, except that the Registration Rights Agreement may be amended in accordance with Section 9(a) of the Registration Rights Agreement, and except that the Indenture may be amended in accordance with Article IX of the Indenture.
     (d) Severability. If any provision of this Agreement is found to be invalid or unenforceable as to any person or circumstance, such finding shall not render the agreement unenforceable or invalid. Rather, to the maximum extent feasible and legally permissible, any such offending provision shall be modified and deemed to be automatically, or (upon application by any party) ordered by a court, modified to be within the limits of enforceability or validity.
     (e) Governing Law. This Agreement is made and shall be governed by New York law (irrespective of conflicts of law principles); and all matters relating to it shall be construed under and in accordance with the substantive laws of the State of New York (without regard to conflicts of law principles). Justice Ramos of the Commercial Division of the Supreme Court of New York (or any other Justice of that Court, should Justice Ramos be unavailable) shall retain jurisdiction to hear any dispute arising out of or related to this Agreement. Any actions or proceedings in any way, manner or respect arising out of or related to this Agreement shall be commenced only in courts of the New York Supreme Court having their situs within the City of New York, County of New York, State of New York, which proceedings shall be heard before Justice Ramos of the Commercial Division if Justice Ramos is available. Each of the parties hereby consents and submits to the jurisdiction of the New York Supreme Court; and each of them hereby waives any right it, she or he may have to transfer or change the venue of any litigation arising out of this Agreement.
     (f) Execution in Counterparts/Fax or PDF Signatures. This Agreement may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement. A signature transmitted by fax or electronically as a PDF attachment to an email will suffice and be binding, and shall have the same effect as a signature in pen on an original of this Agreement
     (g) Headings. The paragraph headings and subheadings used in this Agreement are for convenience only, and shall not affect the interpretation of any provision of this Agreement.
     (h) No Contra Proferentem. No term in the Agreement shall be construed against any party to this Agreement because that party drafted that term or requested that it be included in the Agreement.

     (i) Effectiveness. This Agreement shall become effective upon the execution of this Agreement by all parties and approval of the Stipulation by Justice Ramos of the Commercial Division of the New York Supreme Court.
[signature page follows]
     The undersigned, by their signatures hereto, assent and confirm their agreement to the terms hereof as of the date stated above.

CA, INC.
By:	/s/ Nancy E. Cooper
Nancy Cooper
Chief Financial Officer, CA, Inc.

THE BANK OF NEW YORK, solely as indenture trustee for and on behalf of all holders of the CA 5.625% Senior Notes Due 2014
By:	/s/ Martin Feig
Martin Feig
Vice President

LINDEN CAPITAL, L.P.
By:	/s/ Craig Jarvis
Craig Jarvis
Authorized Signatory

SWISS RE FINANCIAL PRODUCTS CORPORATION
By:	/s/ Frank Ronan
Frank Ronan
Managing Director